UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of September 27, 2004, Louis J. Nicastro resigned from the Board of Directors of Midway Games Inc. Reflecting Mr. Nicastro’s resignation, Midway’s Board now has seven directors, all of whom are considered “independent” according to the corporate governance rules of the New York Stock Exchange.

Midway’s nominating committee continues to review opportunities to expand the size of Midway’s Board - an initiative that began before Mr. Nicastro tendered his resignation - by the appointment of new members who can bring additional entertainment industry experience.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

September 30, 2004	By:	/s/ Deborah K. Fulton
Deborah K. Fulton Senior Vice President, Secretary and General Counsel

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